UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2005

United National Group, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Walker House, 87 Mary Street, P.O. Box 908GT, Cayman Islands, Cayman Islands		None
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(345) 949-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Second Amended and Restated Executive Employment Agreement with Seth D. Freudberg

On January 6, 2005, Wind River Insurance Company (Bermuda), Ltd. ("UN Bermuda"), an indirect wholly owned subsidiary of United National Group, Ltd. ("UNGL"), and Mr. Seth D. Freudberg entered into a Second Amended and Restated Executive Employment Agreement effective May 4, 2004, under which Mr. Freudberg shall serve as the President and Chief Executive Officer of UN Bermuda. This agreement replaces the previous agreement by and between Mr. Freudberg and United National Insurance Company ("UNIC"), an affiliate of the UN Bermuda. The previous agreement was assigned to UN Bermuda by UNIC.

Subject to and qualified in all respects to the terms and conditions of the employment agreement, the terms of Mr. Freudberg’s employment agreement are generally as they were in Mr. Freudberg’s previous employment agreement with UNIC, excepting certain changes appropriate for Mr. Freudberg’s employment with a Bermuda company. Mr. Freudberg’s employment agreement is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by this reference.

Amended and Restated Executive Employment Agreement with William F. Schmidt

In addition, on January 11, 2005, UNIC, an indirect wholly owned subsidiary of UNGL, and William F. Schmidt entered into an Amended and Restated Executive Employment Agreement effective May 4, 2004, under which Mr. Schmidt shall serve as the President and Chief Executive Officer of UNIC. This agreement replaces the previous agreement with Mr. Schmidt, dated September 5, 2003 under which Mr. Schmidt served as Senior Vice President and Chief Underwriting Officer of UNIC.

Subject to and qualified in all respects to the terms and conditions of the employment agreement, other than an increase in annual salary of not less than $350,000, the terms of Mr. Schmidt’s employment agreement are generally as they were in Mr. Schmidt’s previous employment agreement. Mr. Schmidt’s employment agreement is attached hereto as Exhibit 10.2 and is incorporated herein in its entirety by this reference.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are filed as part of this current report:

Exhibit 10.1 - Second Amended and Restated Employment Agreement for Seth D. Freudberg

Exhibit 10.2 - Amended and Restated Employment Agreement for William F. Schmidt

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United National Group, Ltd.

January 11, 2005	By:	/s/Richard S. March

Name: Richard S. March
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement for Seth D. Freudberg
10.2	Amended and Restated Employement Agreement for William F. Schmidt